Exhibit 10.1

AMENDMENT TO REVOLVING
CREDIT AGREEMENT

     THIS AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of December 14, 2004, by and among EOP OPERATING LIMITED PARTNERSHIP (the “Borrower”), the BANKS listed on the signature pages hereof, and BANK OF AMERICA, N.A., as Administrative Agent for the Banks.

W I T N E S S E T H:

     WHEREAS, the Borrower and the Banks have entered into the Revolving Credit Agreement, as of May 9, 2003 (the “Credit Agreement”); and

     WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments to Definitions.

(a) The definition of “FFO” is hereby deleted and the following substituted therefore:

“FFO” means “funds from operations” as defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect from time to time; provided that FFO shall (i) be based on net income before payment of distributions to holders of preferred partnership units in the Borrower and distributions necessary to pay holders of preferred stock of Guarantor, and (ii) at all times exclude (a) charges for non-

cash impairments taken in accordance with GAAP, and (b) non-recurring charges.

(b) The definition of “Joint Venture Subsidiary” is hereby deleted and the following substituted therefore:

“Joint Venture Subsidiary” means any entity (other than a Financing Partnership) in which (i) a Joint Venture Parent owns at least 20% of the economic interests and (ii) the sale or financing of any Property owned by such Joint Venture Subsidiary is substantially controlled by a Joint Venture Parent, subject to customary provisions set forth in the organizational documents of such Joint Venture Subsidiary with respect to refinancings or rights of first refusal granted to other members of such Joint Venture Subsidiary. For purposes of the preceding sentence, the sale or financing of a Property owned by a Joint Venture Subsidiary shall be deemed to be substantially controlled by a Joint Venture Parent if such Joint Venture Parent has the ability to exercise a buy-sell right in the event of a disagreement regarding the sale or financing of such Property. In addition, the relationship of a Joint Venture Parent as a tenant in common in any asset with other tenants in common in the same asset shall be treated as if such relationship were a general partnership for purposes of this definition.

(c) The definition of “Total Asset Value” is hereby amended by inserting the phrase “exclusive of Properties, if any, that shall have produced a negative EBITDA for the applicable period,”, after the words “for any Properties (other than Unimproved Assets and Land under Development) owned by Borrower, any Consolidated Subsidiary or Investment Affiliate which was neither acquired nor disposed of by Borrower, a Consolidated Subsidiary or an Investment Affiliate in the Fiscal Quarter most recently ended,”.

(d) For purposes of the definitions of “Unencumbered Asset Value” and “Unencumbered Net Operating Income”, a Joint Venture Subsidiary also shall be deemed to include any entity (other than a Financing Partnership) in which a

Qualified Joint Venture Partner owns the balance of the interests. In addition, clause (ii) of the definition of “Unencumbered Asset Value” is hereby amended by inserting the phrase “exclusive of Qualifying Unencumbered Properties, if any, that shall have produced a negative EBITDA for the applicable period,”, after the words “for any Qualifying Unencumbered Properties which were neither acquired or disposed of by Borrower, a Financing Partnership or a Joint Venture Subsidiary in the Fiscal Quarter most recently ended”.

(e) The following definition shall be added after the definition of “Qualified Institution”: “‘Qualified Joint Venture Partner’ means (a) pension funds, insurance companies, banks, investment banks or similar institutional entities, each with significant experience in making investments in commercial real estate, and (b) commercial real estate companies of similar quality and experience.”

3. Leverage. The reference in Sections 5.8(a) and 5.8(f) to “0.55:1” is hereby deleted and “0.60:1” is substituted therefore.

4. Dividends. The reference in Section 5.8(i) to “90%” is hereby deleted and “95%” substituted therefore. For purposes of Section 5.8(i), partnership distributions shall include all distributions to common and preferred unitholders of Borrower.

5. Calculations. Section 5.8(l) is hereby deleted and the following substituted therefore: “(l) Calculation. With the exception of the calculation required pursuant to Section 5.8(i), calculations of ratios and financial requirements shall be made as of the last day of each Fiscal Quarter. All calculations required pursuant to this Section 5.8 shall exclude the effect of any consolidation required by FIN 46(R).

6. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and the Required Banks (the date of such receipt being deemed the “Effective Date”).

7. Representations and Warranties. Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit Agreement, as amended hereby (other than representations and warranties that expressly speak as of a different date), are true and complete in all material respects.

8. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

11. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

12. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EOP OPERATING LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Equity Office Properties Trust, a Maryland real estate investment trust, its general partner

By:	/s/ Marsha C. Williams

Name:	Marsha C. Williams
Title:	Executive Vice President and Chief Financial Officer

FOR PURPOSES OF AGREEING TO BE
BOUND BY THE PROVISIONS OF
THIS AMENDMENT:

EQUITY OFFICE PROPERTIES TRUST, a Maryland
real estate investment trust

By:	/s/ Marsha C. Williams

Name: Marsha C. Williams
Title: Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative
Agent, as Swingline Lender, and as a Bank

By:	/s/ Eyal Namordl

Name:	Eyal Namordl
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Syndication
Agent and as a Bank

By:	/s/ Marc E. Costantino

Name:	Marc E. Costantino
Title:	Vice President

UBS AG, CAYMAN ISLANDS BRANCH, as Senior Managing
Agent and as a Bank

By:	/S/ Wilfred V. Saint

Name:	Wilfred V. Saint
Title:	Director Banking Products Services, US

By:	/s/ Joselin Fernandes

Name:	Joselin Fernandes
Title:	Associate Director Banking Products Services, US

PNC BANK, NATIONAL ASSOCIATION, as Senior Managing
Agent and as a Bank

By:	/s/ Michael E. Smith

Name:	Michael E. Smith
Title:	Senior Vice President

EUROHYPO AG, NEW YORK BRANCH, as
Managing Agent and as a Bank

By:	/s/ Alfred Koch

Name:	Alfred Koch
Title:	Executive Director

By:	/s/ Stephen Cox

Name:	Stephen Cox
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Senior
Managing Agent and as a Bank

By:	/s/ Megan McBride

Name:	Megan McBride
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.(successor by
merger to Bank One, NA), as Documentation Agent
and as a Bank

By:	/s/ Marc E. Costantino

Name:	Marc E. Costantino
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Co-Agent and as a Bank

By:	/s/ Steven P. Lapham

Name:	Steven P. Lapham
Title:	Managing Director

By:	/s/ Brenda Casey

Name:	Brenda Casey
Title:	Vice President

NATIONAL AUSTRALIA BANK LIMITED, as Co-
Agent and as a Bank

By:	/s/ Thomas Matesich

Name:	Thomas Matesich
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA, NEW YORK
AGENCY, as Senior Managing Agent and as a Bank

By:	/s/ R. H. Boese

Name:	R.H. Boese
Title:	Managing Director

WACHOVIA BANK, N.A., as Managing Agent and
as a Bank

By:	/s/ David Blackman

Name:	David Blackman
Title:	Director

UNION BANK OF CALIFORNIA, N.A., as Co-
Agent and as a Bank

By:	/s/ Gary Roberts

Name:	Gary Roberts
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Managing Agent and as a Bank

By:	/s/ Brad Feine

Name:	Brad Feine
Title:	Commercial Banking Officer

MORGAN STANLEY BANK, as Senior Managing
Agent and as a Bank

By:	/s/ Daniel Twenge

Name:	Daniel Twenge
Title:	Vice President Morgan Stanley Bank

CREDIT SUISSE FIRST BOSTON, ACTING
THROUGH ITS CAYMAN ISLANDS BRANCH as
Managing Agent and as a Bank

By:	/s/ Cassandra Droogan

Name:	Cassandra Droogan
Title:	Associate

By:	/s/ Bill O'Daly

Name:	Bill O'Daly
Title:	Director

CITICORP NORTH AMERICA, INC., as Managing
Agent and as a Bank

By:	/s/ Michael Chiopak

Name:	Michael Chiopak
Title:	Vice President

MERRILL LYNCH BANK USA, as Managing
Agent and as a Bank

By:	/s/ Louis Alder

Name:	Louis Alder
Title:	Director

THE BANK OF NEW YORK, as a Bank

By:	/s/ Rick Laudisi

Name:	Rick Laudisi
Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Bank

By:	/s/ Eleanor Grumman

Name:	Eleanor Grumman
Title:	Vice President

CHANG HWA COMMERCIAL BANK, LTD., LOS
ANGELES. BRANCH, as a Bank

By:	/s/ Chen-Yu Chen

Name:	Chen-Yu Chen
Title:	Vice President & General Manager

25